SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2005

Group 1 Automotive, Inc.

(Exact name of Registrant as specified in its charter)

Delaware		76-0506313
(State or other jurisdiction of incorporation or organization)	1-13461 (Commission File Number)	(I.R.S. Employer Identification No.)

950 Echo Lane, Suite 100
Houston, Texas 77024
(Address of principal executive offices) (Zip code)

(713) 647-5700
(Registrant’s telephone number including area code)

Item 2.02. Results of Operations and Financial Condition.

On May 4, 2005, Group 1 Automotive, Inc. announced its financial results for the first quarter and three months ended March 31, 2005, and issued a press release relating to such financial results. A copy of the press release is attached hereto as Exhibit 99.1. The press release is incorporated in this Item 2.02 by reference.

As provided in General Instructions B.2. of Form 8-K, the information in this Item 2.02 (including the press release attached as Exhibit 99.1 incorporated by reference in this Item 2.02) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Group 1 Automotive, Inc. dated as of May 4, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.
May 4, 2005	By:	/s/ Robert T. Ray
Date		Robert T. Ray, Senior Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

(c) Exhibits

99.1	Press Release of Group 1 Automotive, Inc., dated as of May 4, 2005.